SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive  Proxy  Statement
[X]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to ' 240.14a-11(c)  or ' 240.14a-12

                       SAFEGUARD HEALTH ENTERPRISES, INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)     Title  of  each class of securities to which transaction applies:

        2)     Aggregate  number  of  securities  to  which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed  maximum  aggregate  value  of  transaction:

        5)     Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount  previously  paid:

        2)     Form,  Schedule  or  Registration  Statement  No.:

        3)     Filing  Party:

        4)     Date  Filed:


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                       SAFEGUARD HEALTH ENTERPRISES, INC.
                                  95 ENTERPRISE
                       ALISO VIEJO, CALIFORNIA 92656-2605


     NOTICE OF ADJOURNMENT AND RECONVENING OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 20, 2001


TO  THE  STOCKHOLDERS  OF  SAFEGUARD  HEALTH  ENTERPRISES,  INC.:


PLEASE BE ADVISED that the Annual Meeting of the Stockholders of SafeGuard Health Enterprises, Inc. (the "Company") held on May 23, 2001, was adjourned to be reconvened at the executive offices of the Company located at 95 Enterprise, Aliso Viejo, California 92656-2605 on Wednesday, June 20, 2001, at 4:00 pm, Pacific Daylight Time.

The Annual Meeting of Stockholders was adjourned because the Company learned that a number of beneficial owners of Common Stock of the Company did not receive the notice and proxy statement for the Annual Meeting of Stockholders in a timely manner. As a result, even though a quorum of the stockholders was present at the Annual Meeting, the Company considered it appropriate to adjourn the Annual Meeting of Stockholders to a later date so that all stockholders of the Company are provided an adequate opportunity to vote their shares of stock of the Company. The record date for, and purposes of the Annual Meeting have not changed.

You are cordially invited to attend the reconvened Annual Meeting. Whether or not you plan to attend the reconvened Annual Meeting, please complete, sign and return the enclosed proxy card as soon as possible to ensure your participation in the meeting. If you have already voted your shares of Common Stock by proxy and do not wish to change your vote, it is not necessary that you do anything further as your previously voted shares will be counted as voted by your proxy.


By  order  of  the  Board  of  Directors,


                                        RONALD  I.  BRENDZEL
                                        Senior  Vice  President  and  Secretary


May  23,  2001




YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED
STATES HAS BEEN PROVIDED FOR YOUR USE. RETURNING THE ENCLOSED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE RECONVENED ANNUAL MEETING ON JUNE 20, 2001.


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